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                                                                    EXHIBIT 25.1

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

                            ----------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


     New York                                               13-5160382
     (State of incorporation                                (I.R.S. employer
     if not a U.S. national bank)                           identification no.)

     48 Wall Street, New York, N.Y.                         10286
     (Address of principal executive offices)               (Zip code)


                            ----------------------

                         Central Maine Power Company
              (Exact name of obligor as specified in its charter)



     Maine                                                  01-0042740
     (State or other jurisdiction of                        (I.R.S. employer
     incorporation or organization)                         identification no.)


     83 Edison Drive
     Augusta, Maine                                         04336
     (Address of principal executive offices)               (Zip code)

                            ______________________

                                Debt Securities
                      (Title of the indenture securities)


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1. General information. Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

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               Name                                        Address
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        Superintendent of Banks of the State of      2 Rector Street, New York,
        New York                                     N.Y.  10006, and Albany,
                                                     12203

        Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                     N.Y.  10045

        Federal Deposit Insurance Corporation        Washington, D.C.  20429

        New York Clearing House Association          New York, New York

        (b)  Whether it is authorized to exercise corporate trust powers.

        Yes.

     2. Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.  (See Note on page 3.)

    16. List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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        6. The consent of the Trustee required by Section 321(b) of the Act.
           (Exhibit 6 to Form T-1 filed with Registration Statement No.
           33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                     NOTE


        Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

        Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                   SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of December, 1994.


                            THE BANK OF NEW YORK



                            By:   /s/ MARY JANE MORRISSEY
                               -------------------------------
                               Name:  Mary Jane Morrissey
                               Title: Assistant Vice President

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          ---------------------------------------------------------------
                         Consolidated Report of Condition of

                                 THE BANK OF NEW YORK

                       of 48 Wall Street, New York, N.Y. 10286
                        And Foreign and Domestic Subsidiaries,
          a member of the Federal Reserve System, at the close of business September 30, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                           Dollar Amounts
          ASSETS                                            in Thousands
          Cash and balances due from depos-
            itory institutions:
            Noninterest-bearing balances and
            currency and coin ..................             $ 2,833,550
            Interest-bearing balances ..........                 701,828
          Securities:
            Held-to-maturity securities ........               1,359,569
            Available-for-sale securities ......               1,725,600
          Federal funds sold in domestic
            offices of the bank ................               5,350,368
          Loans and lease financing
            receivables:
            Loans and leases, net of unearned
              income .................24,252,467
            LESS: Allowance for loan and
              lease losses ..............629,631
            LESS: Allocated transfer risk
             reserve .....................30,661
            Loans and leases, net of unearned
              income, allowance, and reserve                  23,592,175
          Assets held in trading accounts ......               1,354,396
          Premises and fixed assets (including
            capitalized leases) ................                 629,219
          Other real estate owned ..............                  51,372
          Investments in unconsolidated
            subsidiaries and associated
            companies ..........................                 178,742
          Customers' liability to this bank on
            acceptances outstanding ............                 996,184
          Intangible assets ....................                  76,599
          Other assets .........................               1,498,770
                                                             -----------
          Total assets .........................             $40,348,372
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          LIABILITIES
          Deposits:
            In domestic offices ................             $19,692,982
            Noninterest-bearing .......8,179,472
            Interest-bearing .........11,513,510
            In foreign offices, Edge and
            Agreement subsidiaries, and IBFs ...              10,034,789
            Noninterest-bearing ..........57,902
            Interest-bearing ..........9,976,887

          Federal funds purchased and securities
            sold under agreements to repurchase
            in domestic offices of the bank and
            of its Edge and Agreement subsid-
            iaries and in IBFs
            Federal funds purchased.............               1,240,870
            Securities sold under agreements to
              repurchase                                          37,612
          Demand notes issued to the U.S. Trea-
            sury................................                 197,519
          Trading liabilities...................                 975,739
          Other borrowed money
            With original maturity of one year
              or less...........................               1,621,466
            With original maturity or more than
              one year..........................                  33,955
          Bank's liability on acceptances exe-
            cuted and outstanding...............                 997,024
          Subordinated notes and debentures.....               1,062,320
          Other liabilities.....................               1,450,981
                                                             -----------
          Total liabilities.....................              37,345,257
                                                             -----------
          EQUITY CAPITAL
          Common stock..........................                 942,284
          Surplus...............................                 525,666
          Undivided profits and capital reserves               1,577,819
          Net unrealized holding gains (losses)
            on available-for-sale securities....                 (36,779)
          Cumulative foreign currency transla-
            tion adjustments....................                  (5,875)
                                                             -----------
          Total equity capital..................               3,003,115
                                                             -----------
          Total liabilities and equity capital..             $40,348,372
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            I, Robert E. Keilman, Senior Vice President and Comptroller
          of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                              Robert E. Keilman

            We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                    Thomas A. Renyi
                    J. Carter Bacot          Directors
                    Alan R. Griffith
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